MARVEL ENTERPRISES, INC.
                              LETTER OF TRANSMITTAL

                             To Tender for Exchange
                            12% Senior Notes due 2009
                                       for
                            12% Senior Notes due 2009
           that have been registered under The Securities Act of 1933


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
        TIME, ON______ ___, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:


          By Overnight Carrier or by Hand:                  By Registered or Certified Mail:

        IBJ Whitehall Bank & Trust Company               IBJ Whitehall Bank & Trust Company
                 One State Street                                    P.O. Box 84
             New York, New York 10004                           Bowling Green Station
       Attention:  Securities Processing Window              New York, New York 10274-0084
               Subcellar One (SC-1)                Attention: Reorganization Operations Department

                           By Facsimile (for Eligible Institutions only):
                                           (212) 858-2611
                                        Confirm by telephone:
                                           (212) 858-2103

         Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

     For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (212) 858-2103 (Attn: Reorganization Operations Department), or by facsimile at (212) 858-2611.

     The undersigned hereby acknowledges receipt of the Prospectus dated May __, 1999 (the "Prospectus") of Marvel Enterprises, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 12% Senior Notes due 2009 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 12% Senior Notes due 2009 (the "Restricted Notes"), of which $250,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

832940.2

     For each Restricted Note accepted for exchange, the Holder of such Restricted Note will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. The Exchange Notes will bear interest at a rate of 12% per annum. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid on the Restricted Notes surrendered in exchange therefor or, if no interest has been paid, from February 25, 1999. Interest on the Exchange Notes will be payable semi-annually on June 15 and December 15 of each year.

     This letter is to be completed by a holder of Restricted Notes either if certificates are to be forwarded herewith or if a tender of certificates for Restricted Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "The Exchange Offer--Book-Entry Transfer" in the Prospectus. Holders of Restricted Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry transfer of their Restricted Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date, must tender their Restricted Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned hereby tenders the Restricted Notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Restricted Notes and the undersigned represents that it has received from each beneficial owner of the tendered Restricted Notes (collectively, "the Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the tendered Restricted Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title, and interest in, to, and under such Restricted Notes.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Restricted Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Restricted Notes to the Company or cause ownership of the tendered Restricted Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Restricted Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Restricted Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Restricted Notes, all in accordance with the terms of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions" below (Box
2), please issue the Exchange Notes exchanged for tendered Restricted Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned understands that tenders of Restricted Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto and the acceptance thereof by the Company will constitute a binding agreement between the undersigned and the

832940.2
                                       -2-

Company upon the terms and subject to the conditions of the Exchange Offer and in this Letter of Transmittal, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange
Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any
Beneficial Owners hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Restricted Notes being tendered and to acquire the Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that, when the same are accepted for exchange as contemplated herein, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) neither the undersigned nor any Beneficial Owner is participating in, or intends to participate in, or has an arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company and, if the undersigned or any Beneficial Owner is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if neither the undersigned nor any Beneficial Owner is a broker-dealer, that neither the undersigned nor any such Beneficial Owner is engaged in or intends to engage in the distribution of any Exchange Notes, or (v) if any of the undersigned or any Beneficial Owner(s) is a broker-dealer that will receive Exchange Notes for its own account in exchange for tendered Restricted Notes, that the Restricted Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes. The undersigned, by agreeing to so deliver any such prospectus, shall not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

/ /  CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED HEREWITH.

/ / CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

/ / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


832940.2
                                       -3-

Name:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

832940.2
                                       -4-

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES



                                      BOX 1

                    DESCRIPTION OF RESTRICTED NOTES TENDERED
                 (Attach additional signed pages, if necessary)


                                                                                               Aggregate
          Name(s) and Address(es) of Registered Holder(s),             Certificate             Principal            Aggregate
         exactly as name(s) appear(s) on Note Certificate(s)          Number(s) of              Amount           Principal Amount
                     (Please fill in, if blank)                     Restricted Notes*       Represented by          Tendered**
                                                                                            Certificate(s)





                                                                          Total

 *   Need not be completed if Restricted Notes are being tendered by book-entry transfer.
**   The minimum permitted tender is $1,000 in principal amount of Restricted Notes. All other tenders must be in integral multiples of $1,000 of principal  amount.  Unless otherwise  indicated in this column,  the aggregate  principal amount of the Restricted
     Notes  represented  by the  certificates  identified in this Box 1 or delivered to the Exchange  Agent herewith shall be deemed tendered. See Instruction 4.




832940.2
                                       -5-

                                      BOX 2

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 5, 6 and 7)

     To be completed ONLY if certificates for Restricted Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the undersigned or if Restricted Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account set forth in Box 5.

Issue Exchange Note(s) and/or Restricted Notes to:

Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)

Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

/ / Credit unexchanged Restricted Notes delivered by book-entry transfer to the DTC account set forth below:


--------------------------------------------------------------------------------
                              (DTC Account Number)


                                      BOX 3

                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 5, 6 and 7)

     To be completed ONLY if certificates for Restricted Notes not exchanged and/or Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail Exchange Note(s) and any untendered Restricted Notes to:



Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


                                      -6-
832940.2

                                     BOX 4

                           USE OF GUARANTEED DELIVERY
                              (See Instruction 2)

TO BE COMPLETED ONLY IF RESTRICTED NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):


--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Institution which Guaranteed Delivery:
                                              ----------------------------------


                                      BOX 5

                           USE OF BOOK-ENTRY TRANSFER
                               (See Instruction 1)

TO BE COMPLETED ONLY IF DELIVERY OF RESTRICTED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:
                              --------------------------------------------------
Account Number:
               -----------------------------------------------------------------
Transaction Code Number:
                        --------------------------------------------------------




832940.2
                                       -7-

                                      BOX 6

                           TENDERING HOLDER SIGNATURE
                           (See Instructions 1 and 5)
                    In Addition, Complete Substitute Form W-9

X                                                                   Signature Guarantee
 -----------------------------------------------------------                           ------------------------------------------
                                                                                             (If Required by Instruction 5)

X                                                                   Authorized Signature
 -----------------------------------------------------------                            -----------------------------------------
 (Signature of Registered Holder(s) or Authorized Signatory)
                                                                    X
                                                                     ------------------------------------------------------------

Note:  The above  lines  must be  signed  by the  registered        Name:
holder(s) of Restricted Notes as their name(s)  appear(s) on            --------------------------------------------------------
the Restricted Notes or by  person(s) authorized  to  become                         (Please Type or Print)
registered  holder(s)  (evidence of which authorization must
be  transmitted  with  this  Letter  of   Transmittal).   If        Title:
signature   is  by  a  trustee,   executor,   administrator,             --------------------------------------------------------
guardian, attorney-in-fact,  officer, or other person acting
in a fiduciary or representative  capacity, such person must             Name of Firm:
set forth his or her full title below. See Instruction 5.                        ------------------------------------------------
                                                                                  (Must be an Eligible Institution as defined in
                                                                                                     Instruction 2)


Name(s):                                                            Address:
        ----------------------------------------------------               ------------------------------------------------------

------------------------------------------------------------        -------------------------------------------------------------

Capacity:
         ---------------------------------------------------        -------------------------------------------------------------
                                                                                          (Include Zip Code)
------------------------------------------------------------

                                                                    Area Code and Telephone Number:
Street Address:
               ---------------------------------------------        -------------------------------------------------------------

                                                                    Dated:
------------------------------------------------------------              -------------------------------------------------------
                    (Include Zip Code)

------------------------------------------------------------
              Area Code and Telephone Number

------------------------------------------------------------
        Tax Identification or Social Security Number






832940.2
                                       -8-

                                               PAYER'S NAME: MARVEL ENTERPRISES, INC.



                                  Name (if joint  names,  list first and circle  the name of the person or entity  whose  number you enter in Part 1 below. See instructions if your name has changed.)

                                  Address:
SUBSTITUTE                                ------------------------------------------------------------------------------------------

Form W-9                          City, State and Zip Code:
Department of the                                          -------------------------------------------------------------------------
Treasury
Internal Revenue Service          List account number(s) here (optional):
                                                                         -----------------------------------------------------------

                                  Part 1--Please  provide your taxpayer  identification  number  ("TIN") and certify by signing and dating below:

                                  TIN:
                                      ------------------------------------------

                                  Part 2--

                                  TIN applied for:  / /

                                  Part 3--Check the box if you are NOT subject to backup withholding under the provisions of Section
                                  3406(a)(1)(C)  of the Internal  Revenue Code because (i) you have not been  notified  that you are subject to backup  withholding  as a result of failure to report all interest or dividends or (ii)
                                  the  Internal  Revenue  Service  has  notified  you  that  you are no  longer  subject  to  backup withholding.  / /

                                  CERTIFICATION -- UNDER THE PENALTIES OF PERJURY,  I CERTIFY THAT THE INFORMATION  PROVIDED ON THIS
                                  FORM IS TRUE, CORRECT AND COMPLETE.

                                  SIGNATURE:                                         DATE:
                                            ------------------------------------          ------------------------------------------

Note:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING  OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
          THE  EXCHANGE  OFFER.  PLEASE  REVIEW THE ENCLOSED  GUIDELINES  FOR  CERTIFICATION  OF TAXPAYER  IDENTIFICATION  NUMBER ON
          SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



832940.2
                                       -9-

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Restricted Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for tendered Restricted Notes must be received by the Exchange Agent at its address set forth herein or such tendered Restricted Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for tendered Restricted Notes, this Letter of Transmittal and all other required documents or transmittal of an Agent's Message, as described in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer" to the Exchange Agent is at the election and sole risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Restricted Notes should be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of tendered Restricted Notes prior to the closing of the Exchange Offer.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Restricted Notes but whose Restricted Notes are not immediately available or who cannot deliver their Restricted Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the expiration of the Exchange Offer or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Restricted Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act (in any such case, an "Eligible Institution"), (ii) prior to the Expiration Date, the Exchange Agent must have received from an Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message) and Notice of Guaranteed Delivery (by facsimile transmittal, mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the tendered Restricted Notes if tendered by their registered holders and the principal amount of the Restricted Notes tendered, and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the certificate(s) representing the tendered Restricted Notes in proper form for transfer (or a confirmation of book-entry transfer of such Restricted Notes) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) representing all tendered Restricted Notes in proper form for transfer, or a confirmation of book-entry transfer of such tendered Restricted Notes into the Exchange Agent's account at DTC, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date. Any holder who wishes to tender Restricted Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery within the time period prescribed above. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery process.

     3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name tendered Restricted Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Restricted Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     4. Partial Tenders. Tenders of Restricted Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Restricted Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principal amount of Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Restricted Notes held by the holder is not tendered, then Restricted Notes for the principal amount of Restricted Notes not tendered and Exchange Notes issued in exchange for any Restricted Notes tendered and accepted

832940.2
                                      -10-
will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Restricted Notes, the signature must correspond with the name(s) as written on the face of the tendered Restricted Notes without any change whatsoever.

     If any of the tendered Restricted Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Restricted Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which tendered Restricted Notes are held.

     If this Letter of Transmittal is signed by the registered holder(s) of tendered Restricted Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Restricted Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any tendered Restricted Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the tendered Restricted Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any tendered Restricted Notes, such tendered Restricted Notes must be endorsed or accompanied by properly completed bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the tendered Restricted Notes or securities position listing maintained by DTC, as the case may be, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any tendered Restricted Notes or bond powers are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on tendered Restricted Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the tendered Restricted Notes are tendered (i) by a registered holder who has not completed Box 2 set forth herein (entitled "Special Issuance Instructions"), (ii) by a registered holder who has not completed Box 3 set forth herein (entitled "Special Delivery Instructions") or
(iii) for the account of an Eligible Institution.

     6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the Exchange Notes and/or substitute certificates evidencing Restricted Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person's name must also be indicated. Holders of Restricted Notes tendering Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Restricted Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of tendered Restricted Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of tendered Restricted Notes pursuant to the Exchange Offer (e.g., if Exchange Notes and/or substitute Restricted Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter of Transmittal), then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the tendered Restricted Notes listed in this Letter of Transmittal.

832940.2
                                      -11-

     8. Tax Identification Number. Federal income tax law requires that the holder(s) of any tendered Restricted Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN") which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder of tendered Restricted Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendered Restricted Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Restricted Notes not in proper form or the acceptance of which for exchange may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Restricted Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty or obligation to give notification of defects or irregularities to holders of Restricted Notes or incur any liability for failure to give such notification. Tenders of Restricted Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Restricted Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Restricted Notes are submitted in principal amount greater than the principal amount of Restricted Notes being tendered, such unaccepted or non-exchanged Restricted Notes will be returned by the Exchange Agent to the tendering holders or other person specified in the Letter of Transmittal (or, in the case of Restricted Notes tendered by book-entry transfer into the Exchange Agent's DTC account, such non-exchanged Restricted Notes will be credited to the account maintained with DTC) unless otherwise provided in this Letter of Transmittal, as soon as practicable following the expiration of the Exchange Offer.

     10. Waiver of Conditions. The Company reserves the absolute right to waive any of the conditions in the Exchange Offer in the case of any tendered Restricted Notes.

     11. No Conditional Tenders. No alternative, conditional, irregular, or contingent tender of Restricted Notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Restricted Notes. Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus, this Letter of Transmittal or Notices of Guaranteed Delivery may be directed to the Exchange Agent at the address and telephone number indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Restricted Notes and Issuance of Restricted Notes; Return of Restricted Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date and will issue Exchange Notes therefor as soon as practicable after the Expiration Date. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Restricted Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any tendered Restricted Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Restricted

832940.2
                                      -12-

Notes will be returned, at the Company's cost, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3) (or, in the case of Restricted Notes tendered by book-entry transfer into the Exchange Agent's DTC account, such non-exchanged Restricted Notes will be credited to an account maintained with DTC, without expense to the tendering holder) as promptly as practicable after the expiration of the Exchange Offer.

     15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."


832940.2
                                      -13-